Cromwell Foresight Global Sustainable Infrastructure Fund

Investor Class (CFGVX)	Institutional Class (CFGIX)

Supplement dated November 20, 2023 to the Summary Prospectus dated January 31, 2023

Effective November 8, 2023 (the “Effective Date”), Mark Brennan no longer serves as a Portfolio Manager to the Cromwell Foresight Global Sustainable Infrastructure Fund (the “Fund”). Accordingly, as of the Effective Date, all references to Mark Brennan as a Portfolio Manager in the Fund’s Summary Prospectus are deleted in their entirety. Nick Scullion and Eric Bright continue to serve as portfolio managers to the Fund and are jointly responsible for the Fund’s day-to-day management.

* * * * *

Please retain this Supplement with your Summary Prospectus.